COLONIAL SELECT VALUE FUND   Semiannual report

April 30, 1999


-----------------------------
Not FDIC   May Lose Value
Insured    No Bank Guarantee
-----------------------------

                      COLONIAL SELECT VALUE FUND HIGHLIGHTS
                        NOVEMBER 1, 1998 - APRIL 30, 1999

Investment Objective: Colonial Select Value Fund seeks long-term growth by investing primarily in middle-capitalization equities.

Portfolio Manager Commentary: "The select group of large-cap stocks which continued to lead the market during the six-month period affected the Fund's overall performance. However, the prospects for mid-cap stocks improved in the first quarter of 1999, as expectations for strong economic growth caused investors to shift their attention to more value-oriented stocks."

                                              -- James Haynie & Michael Rega


                     Colonial Select Value Fund Performance

                                             Class A    Class B     Class C    Class Z
Inception dates                                1949      6/8/92      8/1/97     1/11/99

Six-month distributions declared per share    $0.72       $0.72       $0.72        --

Six-month total returns, assuming             11.35%      10.97%      10.98%     11.40%(1)
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)

Net asset value per share on 4/30/99         $21.71      $20.97      $21.45     $21.72

Top Five Holdings(2)                           Top Five Sectors(2,3)
(as of 4/30/99)                                (as of 4/30/99)
1. Comverse Technology, Inc. .... 2.2%         1. Consumer Cyclicals .......... 20.2%
2. Fred Meyer, Inc. ............. 2.1%         2. Technology .................. 19.8%
3. Omnicom Group, Inc. .......... 1.8%         3. Financial ................... 16.6%
4. CNF Transportation ........... 1.6%         4. Utilities ...................  9.6%
5. Applied Micro Circuits Corp. . 1.5%         5. Consumer Staples ............  7.8%

(1) Please refer to page 5 for an explanation of how performance is calculated for the period prior to the inception of Class Z shares.

(2) Holding breakdowns are calculated as a percentage of total net assets.

(3) Sector breakdowns are calculated as a percentage of equity investments. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

The six-month period ended April 30, 1999 was characterized by improving global economic conditions and continued strength in the U.S. economy. During the period, the Dow Jones Industrial Average raced past the 11,000 milestone only a few weeks after reaching 10,000. Domestic economic activity remained strong. Retail sales surpassed expectations, the housing market was vibrant, consumer demand was high and job growth was strong.

In the first three months of the period, the market's gains continued to be driven by a small number of large-cap growth stocks. However, by the end of the period, investors began shifting assets into stocks of value-oriented, economically sensitive sectors, such as energy, basic materials and manufacturing. As commodity prices rose, particularly those of oil, activity in many of the U.S. cyclical industries and in emerging markets dependent on oil exports also picked up.

The following report will provide you with more specific information about your Fund's performance and the companies in which it invests. As always, we thank you for choosing Colonial Select Value Fund and for the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
---------------------
Stephen E. Gibson
President
July 15, 1999



Because economic and market conditions may change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

James Haynie and Michael Rega co-manage Colonial Select Value Fund and are vice presidents of Colonial Management Associates, Inc. The following is a discussion of the Fund's performance for the six-month period ended April 30, 1999.

Mid-caps gain market share

In the latter months of 1998, the market's leadership continued to be concentrated in a narrow list of high-priced, large-cap growth stocks--many of which were technology related. This momentum continued into early 1999, but eventually began to include a broader range of growth stocks, including some in the mid-cap sector.

By the end of March, there was a significant change in investor sentiment. The Dow climbed past the 10,000-point milestone on the strength of a broad range of industries, including energy, retail and financial services. In April, the market's upward movement included, for the first time in several years, value-oriented stocks in more cyclical industries such as oil, paper and metals.

Internet-dominated environment challenged Fund

During the period, a limited number of Internet companies heavily influenced the performance of the S&P 400 Index, which had a total return of 18.86%. In the short term, Internet fever hurt the Fund's performance, as a small number of Internet companies distorted the indexes. For the period ended April 30, 1999, the Fund's Class A shares generated a total return of 11.35% at net asset value.

We maintained our investment discipline of selecting quality companies at attractive valuation levels with potential for strong earnings growth. Although Internet stocks took center stage, we rejected many of them as untested and overpriced, and opted to invest in more fundamentally sound companies. In particular, we focused on companies that support the Internet infrastructure, and therefore, benefit from the industry's growth. For example, Sun Microsystems (0.3% of total net assets) was a strong performer during the period. Sun Microsystems provides systems and software that support the Internet. Its innovation and commitment to research and development have helped it become an industry leader.

The Fund is designed to maintain broad diversification across many industry sectors and stock holdings. Currently, no individual stock holding represents more than 2.5% of the portfolio's total net assets. We believe this management strategy benefits shareholders over the long term. However, it can detract from the Fund's performance in a narrow market dominated by a small number of stocks or a specific sector.

Market trend towards value orientation is encouraging

The shift towards stocks of more cyclical industries late in the period bodes well for the Fund, and we believe the portfolio should benefit if this trend continues. Based on our value-oriented strategy, we have become increasingly optimistic about a number of holdings. One example is Maytag Corporation (1.4% of net assets), a well-known company that manufactures, distributes and services a broad line of home appliances. Another example is Ingersoll-Rand Co. (1.2% of net assets), a multinational company that manufactures non-electrical industrial machinery and equipment. Both companies maintain leadership positions in their respective industries, and we believe each offer the potential for strong earnings growth should the market continue to favor cyclicals. Strong retail sales also benefited the Fund during the period. One stock that performed well is Costco Companies (1.3% of net assets), a leading wholesale club chain that sells consumer merchandise at relatively low prices. As the concept of one-stop bulk shopping becomes even more attractive to consumers, we believe Costco will benefit.

Positive outlook for mid-cap stocks

We remain optimistic about the possibility of a worldwide rise in economic growth in the coming months. We believe expectations of increased growth and a stronger value orientation in the U.S. market could prove beneficial, particularly if investor sentiment continues to include mid-cap stocks. Should earnings and profits continue to strengthen, stocks of more cyclical companies may benefit. As always, we will continue to seek attractively valued stocks offering strong growth potential while positioning the Fund to take advantage of opportunities that lie ahead.

                          Average Annual Total Returns
                                 As of 4/30/99

--------------------------------------------------------------------------------
              Class A             Class B            Class C         Class Z
            NAV      POP       NAV    w/CDSC       NAV    w/CDSC       NAV
                1949              6/8/92             8/1/97          1/11/99
--------------------------------------------------------------------------------
1 year     (1.50)% (7.16)%    (2.22)% (6.94)%     (2.17)% (3.12)%     (1.45)%
--------------------------------------------------------------------------------
5 years    19.80   18.39      18.90   18.69       19.52   19.52       19.81
--------------------------------------------------------------------------------
10 years   15.05   14.37      14.46   14.46       14.92   14.92       15.05
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or contingent deferred sales charge (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. CDSC returns reflect charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer classes. Had the expense differential been reflected, the returns for periods prior to the inception date of Class B and C shares would have been lower.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.


(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 96.7%                                    SHARES        VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 0.8%
 Building Construction
 Centex Corp.                                               174      $ 6,362
                                                                 ------------

-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.7%
 Depository Institutions - 9.3%
 AmSouth Bancorporation                                     101        4,808
 Associated Banc-Corp.                                      115        4,183
 City National Corp.                                        208        8,026
 Community First Bankshares, Inc.                           163        3,331
 Cullen/Frost Bankers, Inc.                                  35        1,866
 Dime Bancorp, Inc.                                         229        5,277
 First Tennessee National Corp.                              91        3,929
 Golden State Bancorp, Inc. (a)                              62        1,513
 Greenpoint Financial Corp.                                 236        8,274
 Hibernia Corp.                                             407        5,416
 Northern Trust Corp.                                        83        7,729
 North Fork Bancorporation, Inc.                            282        6,354
 Pacific Century Financial Corp.                             27          585
 Peoples Heritage Financial Group, Inc.                     171        3,315
 Unionbancal Corp.                                          103        3,505
 Zions Bancorporation                                        47        3,121
                                                                 ------------
                                                                      71,232
                                                                 ------------

 Insurance Carriers - 4.2%
 Ambac Financial Group, Inc.                                126        7,607
 American Financial Group, Inc.                              15          541
 Fremont General Corp.                                      151        3,016
 Hartford Life, Inc., Class A                                72        3,761
 Loews Corp.                                                 12          893
 MGIC Investment Corp.                                       70        3,380
 Orion Capital Corp.                                          5          150
 PacifiCare Health Systems, Inc., Class B                    44        3,518
 Protective Life Corp.                                       47        1,826
 The Commerce Group, Inc.                                   135        3,062
 The First American Financial Corp.                         142        2,537
 Trigon Healthcare, Inc.                                     58        1,838
                                                                 ------------
                                                                      32,129
                                                                 ------------

 Nondepository Credit Institutions - 1.4%
 Capital One Financial Corp.                                 34        5,905
 Countrywide Credit Industries, Inc.                        109        4,944
                                                                 ------------
                                                                      10,849
                                                                 ------------

                       Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
 COMMON STOCKS - CONT.                                    SHARES        VALUE
 -----------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - CONT.
  Security Brokers & Dealers - 1.8%
  A.G. Edwards, Inc.                                          79      $ 2,768
  Bear Stearns Companies, Inc.                                68        3,182
  Franklin Resources, Inc.                                    46        1,824
  Lehman Brothers Holdings, Inc.                             115        6,379
                                                                  ------------
                                                                       14,153
                                                                  ------------

 -----------------------------------------------------------------------------
 MANUFACTURING - 38.2%
  Apparel - 2.0%
  Jones Apparel Group, Inc. (a)                              206        6,791
  Tommy Hilfiger Corp. (a)                                    92        6,408
  VF Corp.                                                    45        2,317
                                                                  ------------
                                                                       15,516
                                                                  ------------

  Chemicals & Allied Products - 4.0%
  Allergan, Inc.                                              59        5,303
  Dura Pharmaceuticals, Inc. (a)                             133        1,596
  Ecolab, Inc.                                                41        1,736
  Goodrich (B.F.) Co.                                        168        6,658
  IMC Global, Inc.                                            97        2,413
  IVAX Corp.                                                 106        1,390
  International Specialty Products, Inc. (a)                 220        1,815
  NBTY, Inc. (a)                                              34          172
  Watson Pharmaceuticals, Inc. (a)                           170        6,893
  W.R. Grace & Co.                                           189        3,012
                                                                  ------------
                                                                       30,988
                                                                  ------------

  Communications Equipment - 3.8%
  Altera Corp.                                               142       10,259
  Comverse Technology, Inc. (a)                              263       16,833
  Harman International Industries, Inc.                       50        2,306
                                                                  ------------
                                                                       29,398
                                                                  ------------

  Electronic & Electrical Equipment - 2.0%
  Applied Micro Circuits Corp.                               211       11,249
  Qualcomm, Inc.                                              20        4,000
                                                                  ------------
                                                                       15,249
                                                                  ------------

  Electronic Components - 4.6%
  Dallas Semiconductor Corp.                                  34        1,449
  Linear Technology Corp.                                    166        9,441
  Maxin Integrated Products, Inc.                            177        9,912
  Vitesse Semiconductor Corp.                                134        6,206
  Xilinx, Inc.                                               188        8,578
                                                                  ------------
                                                                       35,586
                                                                  ------------

                       Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
  Fabricated Metals - 0.8%
  Crane Co.                                                  199      $ 5,764
                                                                  ------------

  Food & Kindred Products - 2.4%
  Flowers Industries, Inc.                                   137        2,911
  IBP, Inc.                                                   73        1,482
  Interstate Bakeries Corp.                                  303        6,738
  The McClatchy Co.                                          102        3,659
  Tyson Foods, Inc.                                          155        3,207
                                                                  ------------
                                                                       17,997
                                                                  ------------

  Furniture & Fixtures - 2.2%
  Furniture Brands International, Inc. (a)                   187        4,687
  Herman Miller, Inc.                                        512       10,200
  Leggett & Platt, Inc.                                       88        2,025
                                                                  ------------
                                                                       16,912
                                                                  ------------

  Household Appliances - 1.4%
  Maytag Corp.                                               160       10,940
                                                                  ------------

  Lumber & Wood Products - 0.4%
  Clayton Homes, Inc.                                        154        1,713
  Oakwood Homes Corp.                                        117        1,628
                                                                  ------------
                                                                        3,341
                                                                  ------------

  Machinery & Computer Equipment - 5.2%
  Apple Computer, Inc.                                        87        4,002
  Diebold, Inc.                                              105        2,516
  El Paso Energy Corp.                                        85        3,105
  Flowserve Corp.                                            112        2,086
  Ingersoll Rand Co.                                         137        9,479
  Lexmark International Group, Inc.                           31        3,828
  Sun Microsystems, Inc. (a)                                  43        2,572
  Unisys Corp.  (a)                                          250        7,859
  Varco International, Inc. (a)                              225        2,545
  York International Corp.                                    48        1,964
                                                                  ------------
                                                                       39,956
                                                                  ------------

  Measuring & Analyzing Instruments - 0.9%
  Biomet, Inc.                                               160        6,556
                                                                  ------------

  Paper Products - 1.0%
  Fort James Corp.                                           195        7,410
                                                                  ------------

  Petroleum Refining - 0.9%
  Amerada Hess Corp.                                          62        3,534
  Kerr-McGee Corp.                                            73        3,102
                                                                  ------------
                                                                        6,636
                                                                  ------------

                       Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
 COMMON STOCKS - CONT.                                    SHARES        VALUE
 -----------------------------------------------------------------------------
 MANUFACTURING - CONT.
  Primary Metals - 2.0%
  Mueller Industries, Inc.                                   148      $ 4,662
  Reynolds Metals Co.                                         57        3,555
  Texas Industries, Inc.                                     134        4,125
  USX-US Steel Group                                          96        2,898
                                                                  ------------
                                                                       15,240
                                                                  ------------

  Printing & Publishing - 0.5%
  New York Times Co.                                         107        3,674
                                                                  ------------

  Rubber & Plastic - 0.2%
  Premark International, Inc.                                               4
  Wynn's International, Inc.                                  96        1,605
                                                                  ------------
                                                                        1,609
                                                                  ------------

  Stone, Clay, Glass & Concrete - 0.9%
  Lafarge Corp.                                               78        2,637
  USG Corp.                                                   77        4,466
                                                                  ------------
                                                                        7,103
                                                                  ------------

  Textile Mill Products - 0.5%
  Mohawk Industries, Inc.                                    114        3,677
                                                                  ------------

  Transportation Equipment - 2.5%
  Cordant Technologies, Inc.                                  57        2,615
  Fleetwood Enterprises, Inc.                                 83        2,049
  Harley-Davidson, Inc.                                       74        4,412
  Meritor Automotive, Inc.                                    61        1,288
  Navistar International Corp.                               120        6,278
  Varlen Corp.                                                78        2,179
                                                                  ------------
                                                                       18,821
                                                                  ------------

 -----------------------------------------------------------------------------
 MINING & ENERGY - 2.8%
  Nonmetallic, Except Fuels - 0.2%
  Vulcan Materials Co.                                        29        1,404
                                                                  ------------

  Oil & Gas Extraction - 1.7%
  Noble Drilling Corp. (a)                                   156        3,065
  SEACOR SMIT, Inc. (a)                                      111        5,881
  Sonat Offshore Drilling Co.                                139        4,121
                                                                  ------------
                                                                       13,067
                                                                  ------------

  Oil & Gas Field Services - 0.9%
  BJ Services Co.  (a)                                        92        2,453
  Diamond Offshore Drilling, Inc.                            130        4,298
                                                                  ------------
                                                                        6,751
                                                                  ------------

                       Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
 RETAIL TRADE - 10.5%
  Apparel & Accessory Stores - 2.0%
  Abercrombie & Fitch Co., Class A                            39      $ 3,691
  Ross Stores, Inc.                                          160        7,364
  TJX Companies, Inc.                                        130        4,317
                                                                  ------------
                                                                       15,372
                                                                  ------------

  Food Stores - 0.6%
  Kroger Corp.  (a)                                           78        4,215
                                                                  ------------

  General Merchandise Stores - 4.6%
  Costco Companies, Inc. (a)                                 125       10,101
  Federated Department Stores, Inc. (a)                      119        5,551
  Meyer (Fred), Inc. (a)                                     302       16,324
  Saks, Inc. (a)                                             114        3,234
                                                                  ------------
                                                                       35,210
                                                                  ------------

  Home Furnishings & Equipment - 1.4%
  Best Buy Co., Inc.                                         156        7,449
  CompUSA, Inc. (a)                                          435        3,045
                                                                  ------------
                                                                       10,494
                                                                  ------------

  Miscellaneous Retail - 1.1%
  Office Depot, Inc. (a)                                     265        5,821
  Omnicare, Inc.                                             114        2,743
                                                                  ------------
                                                                        8,564
                                                                  ------------

  Restaurants - 0.8%
  Brinker International, Inc. (a)                            212        5,857
                                                                  ------------

 -----------------------------------------------------------------------------
 SERVICES - 14.5%
  Auto Repair, Rental & Parking - 0.7%
  Hertz Corp., Class A                                        87        5,193
                                                                  ------------

  Business Services - 2.6%
  Ogden Corp.                                                152        3,929
  Omnicom Group, Inc.                                        189       13,703
  Robert Half International, Inc. (a)                         83        1,974
                                                                  ------------
                                                                       19,606
                                                                  ------------

  Computer Related Services - 3.0%
  Convergys Corp.                                            167        3,110
  Deluxe Corp.                                               100        3,463
  Siebel Systems, Inc.                                        75        2,883
  Shared Medical Systems Corp.                                52        2,824
  Teradyne, Inc.                                             187        8,805
  Wang Laboratories, Inc. (a)                                 85        2,133
                                                                  ------------
                                                                       23,218
                                                                  ------------

                       Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
 COMMON STOCKS - CONT.                                    SHARES        VALUE
 -----------------------------------------------------------------------------
 SERVICES - CONT.
  Computer Software - 3.3%
  Citrix Systems, Inc. (a)                                   230      $ 9,775
  Compuware Corp.  (a)                                       379        9,243
  J.D. Edwards & Co.  (a)                                     60          806
  Keane, Inc. (a)                                             77        1,906
  Sterling Software, Inc. (a)                                165        3,422
                                                                  ------------
                                                                       25,152
                                                                  ------------

  Educational Services - 0.3%
  Apollo Group, Inc., Class A                                104        2,574
                                                                  ------------

  Engineering, Accounting, Research & Management - 1.1%
  ACNielsen Corp.                                            114        3,178
  Paychex, Inc.                                              101        5,181
                                                                  ------------
                                                                        8,359
                                                                  ------------

  Health Services - 3.5%
  Lincare Holdings, Inc. (a)                                 321        9,521
  Total Renal Care Holdings, Inc. (a)                        505        7,007
  Universal Health Services, Inc., Class B (a)               199       10,306
                                                                  ------------
                                                                       26,834
                                                                  ------------

 -----------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
 GAS & SANITARY SERVICES - 12.7%
  Air Transportation - 0.4%
  Comair Holdings, Inc.                                      152        3,342
                                                                  ------------

  Communications - 0.4%
  NCR Corp.                                                   80        3,280
                                                                  ------------

  Electric, Gas & Sanitary Services - 0.9%
  Dynegy, Inc.                                                46          803
  Oklahoma Gas & Electric Co.                                111        2,629
  Sempra Energy                                              163        3,382
                                                                  ------------
                                                                        6,814
                                                                  ------------

  Electric Services - 7.0%
  Central & South West Corp.                                 110        2,729
  Citizens Utilities Co.                                     143        1,434
  Dominion Resources, Inc.                                   130        5,346
  Energy East Corp.                                          225        5,938
  Florida Progress Corp.                                      80        3,091
  LG&E Energy Corp.                                          143        3,113
  MidAmerican Energy Co.                                     177        5,707
  Minnesota Power & Light Co.                                312        6,571

              Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
  Northeast Utilities                                        242      $ 3,866
  Pinnacle West Capital Corp.                                152        5,911
  Puget Sound Power & Light Co.                              125        3,074
  Unicom Corp.                                                82        3,175
  Utilicorp United, Inc.                                     162        3,952
                                                                  ------------
                                                                       53,907
                                                                  ------------

  Gas Services - 0.9%
  Columbia Energy Group                                       63        3,028
  Kinder Morgan Energy Partners, L.P.                         41        1,516
  KN Energy, Inc.                                            117        2,404
                                                                  ------------
                                                                        6,948
                                                                  ------------

  Motor Freight & Warehousing - 3.1%
  Aliant Communications, Inc.                                 10          443
  Century Telephone Enterprises                              147        5,923
  Cincinnati Bell, Inc.                                       64        1,443
  CNF Transportation                                         283       12,350
  Piedmont Natural Gas Co.                                    33        1,049
  USFreightways Corp.                                         43        1,628
                                                                  ------------
                                                                       22,836
                                                                  ------------

-----------------------------------------------------------------------------
 WHOLESALE TRADE - 0.5%
  Durable Goods - 0.3%
  Patterson Dental Co. (a)                                    62        2,248
  Ultramed, Inc. (b)                                         450           (c)
                                                                  ------------
                                                                        2,248
                                                                  ------------

  Nondurable Goods - 0.2%
  AmeriSource Health Corp., Class A  (a)                      39        1,091
  Richfood Holdings, Inc.                                     35          437
                                                                  ------------
                                                                        1,528
                                                                  ------------

 TOTAL COMMON STOCKS (cost of $617,176)                               739,871
                                                                  ------------

 PREFERRED STOCK - 0.2%
------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATIONS, ELECTRIC
  GAS & SANITARY SERVICES - 0.2%
  Electric Services
  Avista Corp., $1.24, Series L,
  (cost of $2,093)                                            85        1,376
                                                                  ------------

 WARRANT - 0.0%
------------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 0.0%
  Depository Institutions
  Golden State Bancorp, Inc.
  (cost of $0)                                               155          291
                                                                  ------------

                       Investment Portfolio/April 30, 1999
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS (cost of $619,269)(d)                            $ 741,538
                                                                  ------------

 SHORT-TERM OBLIGATIONS - 4.1%                             PAR
------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 04/30/99, due 05/03/99 at 4.870% collateralized by U.S.
  Treasury bonds and note with various maturities to 2015, market
  value $31,753 (repurchase proceeds $31,183)           $ 31,170       31,170
                                                                  ------------

 OTHER ASSETS & LIABILITIES, NET - (1.0)%                              (7,880)
------------------------------------------------------------------------------

 NET ASSETS - 100%                                                  $ 764,828
                                                                  ------------


 NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
  (a) Non-income producing.
  (b) Ultramed, Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents
      0.0% of the Fund's net assets at April 30, 1999.
  (c) Rounds to less than one.
  (d) Cost for federal income tax purposes is the same.

See notes to financial statements.

                STATEMENT OF ASSETS & LIABILITIES
                   APRIL 30, 1999 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $619,269)                               $ 741,538
Short-term obligations                                                31,170
                                                               --------------
                                                                     772,708

Receivable for:
  Investments sold                                  $ 4,369
  Fund shares sold                                    1,387
  Dividends                                             348
  Interest                                                4
  Foreign tax reclaims                                    4
Other                                                    47            6,159
                                                 -----------   --------------
    Total Assets                                                     778,867

LIABILITIES
Payable for:
  Investments purchased                              11,604
  Fund shares repurchased                             2,420
Accrued:
  Deferred Trustees fees                                  7
Other                                                     8
                                                 -----------
    Total Liabilities                                                 14,039
                                                               --------------

NET ASSETS                                                         $ 764,828
                                                               ==============

Net asset value & redemption price per share -
Class A ($414,457/19,091)                                            $ 21.71 (a)
                                                               ==============
Maximum offering price per share - Class A
($21.71/0.9425)                                                      $ 23.03 (b)
                                                               ==============
Net asset value & offering price per share -
Class B ($331,089/15,791)                                            $ 20.97 (a)
                                                               ==============
Net asset value & offering price per share -
Class C ($19,281/899)                                                $ 21.45 (a)
                                                               ==============
Net asset value, offering and redemption price
per share - Class Z ($1/(c))                                         $ 21.72
                                                               ==============

COMPOSITION OF NET ASSETS
Capital paid in                                                    $ 558,468
Overdistributed net investment income                                 (1,750)
Accumulated net realized gain                                         85,841
Net unrealized appreciation                                          122,269
                                                               --------------
                                                                   $ 764,828
                                                               ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                            $ 3,501
Interest                                                                 926
                                                               --------------
                                                                       4,427

EXPENSES
Management fee                                      $ 2,584
Service fee                                             902
Distribution fee - Class B                            1,205
Distribution fee - Class C                               61
Transfer agent                                        1,088
Bookkeeping fee                                         134
Registration fee                                         20
Custodian fee                                             4
Audit fee                                                18
Trustees fee                                             18
Reports to shareholders                                   9
Legal fee                                                18
Other                                                    99            6,160
                                                 -----------   --------------
       Net Investment Loss                                            (1,733)
                                                               --------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS

Net realized gain                                    86,698
Net change in unrealized depreciation
   during the period                                 (8,360)
                                                 -----------
         Net Gain                                                     78,338
                                                               --------------

Increase in Net Assets from Operations                              $ 76,605
                                                               --------------


See notes to financial statements.

               STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                               Six months ended   Year ended
(in thousands)                                     April 30       October 31
                                                 -----------   --------------
INCREASE (DECREASE) IN NET ASSETS                  1999 (a)           1998
Operations:
Net investment loss                                $ (1,733)       $  (3,326)
Net realized gain                                    86,698           33,364
Net unrealized appreciation (depreciation)           (8,360)           1,599
                                                 -----------   --------------
    Net Increase from Operations                     76,605           31,637
Distributions:
From net realized gains - Class A                   (13,413)         (30,679)
From net realized gains - Class B                   (11,056)         (17,924)
From net realized gains - Class C                      (496)             (65)
                                                 -----------   --------------
                                                     51,640          (17,031)
                                                 -----------   --------------
Fund Share Transactions:
Receipts for shares sold - Class A                   49,106          103,672
Value of distributions reinvested - Class A          12,190           27,547
Cost of shares repurchased - Class A                (49,193)         (93,196)
                                                 -----------   --------------
                                                     12,103           38,023
                                                 -----------   --------------
Receipts for shares sold - Class B                   65,719          167,327
Value of distributions reinvested - Class B          10,397           16,794
Cost of shares repurchased - Class B                (61,343)         (70,526)
                                                 -----------   --------------
                                                     14,773          113,595
                                                 -----------   --------------
Receipts for shares sold - Class C                    8,294           14,450
Value of distributions reinvested - Class C             473               64
Cost of shares repurchased - Class C                 (3,092)          (1,663)
                                                 -----------   --------------
                                                      5,675           12,851
                                                 -----------   --------------
Receipts for shares sold - Class Z                        1                -
                                                 -----------   --------------
Net Increase from Fund Share Transactions            32,552          164,469
                                                 -----------   --------------
        Total Increase                               84,192          147,438
NET ASSETS
Beginning of period                                 680,636          533,198
                                                 -----------   --------------
End of period (net of overdistributed
  net investment income of $1,750 and
  $39, respectively)                              $ 764,828        $ 680,636
                                                 ===========   ==============

(a) Class Z shares were initially offered on January 11, 1999.

See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

                                                 (Unaudited)
                                              Six months ended    Year ended
(in thousands)                                    April 30        October 31
                                                 -----------   --------------
NUMBER OF FUND SHARES                              1999 (a)          1998
Sold - Class A                                        2,340            4,899
Issued for distributions reinvested - Class A           584            1,391
Repurchased - Class A                                (2,333)          (4,457)
                                                 -----------   --------------
                                                        591            1,833
                                                 -----------   --------------
Sold - Class B                                        3,227            8,109
Issued for distributions reinvested - Class B           514              868
Repurchased - Class B                                (3,025)          (3,501)
                                                 -----------   --------------
                                                        716            5,476
                                                 -----------   --------------
Sold - Class C                                          399              677
Issued for distributions reinvested - Class C            23                3
Repurchased - Class C                                  (149)             (81)
                                                 -----------   --------------
                                                        273              599
                                                 -----------   --------------
Sold - Class Z                                           (b)               -
                                                 -----------   --------------
                                                         (b)               -
                                                 -----------   --------------


(a) Class Z shares were initially offered on January 11, 1999.
(b) Rounds to less than one.
See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Colonial Select Value Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................
Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective January 11, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
 ................................................................................
Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------

minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the six months ended April 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $428,627 on sales of the Fund's Class A shares

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
 ................................................................................
and received contingent deferred sales charges (CDSC) of $3,051, $477,748 and $74,233 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The plan also requires the payment of a service fee to the Distributor as follows:

   Value of shares outstanding on the
  20th of each month which were issued                          Annual Fee Rate
  ------------------------------------                          ---------------
          Prior to April 1, 1989                                     0.15%
         On or after April 1, 1989                                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
 ................................................................................
Investment activity: During the six months ended April 30, 1999, purchases and sales of investments, other than short-term obligations, were $242,317,056 and $189,921,343, respectively.

Unrealized appreciation (depreciation) at April 30, 1999, based on cost of investments for both financial statement and federal income tax purposes purposes was approximately:

             Gross unrealized appreciation              $179,507,000
             Gross unrealized depreciation               (57,238,000)
                                                     ----------------
                 Net unrealized appreciation            $122,269,000
                                                     ================

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1999.

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         (Unaudited)
                                                                   Six months ended April 30
                                                    -------------------------------------------------
                                                                            1999
                                                      Class A       Class B       Class C    Class Z (a)
                                                    -----------  -----------     ---------  ---------
Net asset value -
   Beginning of period                                $ 20.170     $ 19.570      $ 20.000   $ 21.970
                                                    -----------  -----------     ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                        (0.013)      (0.089)       (0.091)     0.012
Net realized and
  unrealized gain (loss)                                 2.273        2.209         2.261     (0.262)
                                                    -----------  -----------     ---------  ---------
   Total from Investment
      Operations                                         2.260        2.120         2.170     (0.250)
                                                    -----------  -----------     ---------  ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.720)      (0.720)       (0.720)         -
                                                    -----------  -----------     ---------  ---------
Net asset value -
   End of period                                      $ 21.710     $ 20.970      $ 21.450   $ 21.720
                                                    -----------  -----------     ---------  ---------
Total return (c)(d)                                     11.35%       10.97%        10.98%     11.40%
                                                    -----------  -----------     ---------  ---------

RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                                          1.33%        2.08%         2.08%      1.08%
Net investment income (loss) (e)(f)                    (0.13)%      (0.88)%       (0.88)%      0.12%
Portfolio turnover (d)                                     27%          27%           27%        27%
Net assets at end
  of period (000)                                     $414,457     $331,089      $ 19,281   $      1

(a) Class Z shares were initially offered on January 11, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended October 31
                                                      ------------------------------------
                                                                     1998
                                                        Class A      Class B      Class C
                                                      ----------    ---------    ---------
Net asset value -
   Beginning of period                                 $ 20.430     $ 20.020      $20.410
                                                      ----------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                  (0.047)      (0.199)      (0.201)
Net realized and
  unrealized gain                                         1.637        1.599        1.641
                                                      ----------    ---------    ---------
   Total from Investment
      Operations                                          1.590        1.400        1.440
                                                      ----------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  (1.850)      (1.850)      (1.850)
                                                      ----------    ---------    ---------
Net asset value -
   End of period                                       $ 20.170     $ 19.570      $20.000
                                                      ==========    =========    =========
Total return (d)                                          7.95%        7.10%        7.17%
                                                      ==========    =========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              1.32%        2.07%        2.07%
Net investment loss (f)                                 (0.23)%      (0.98)%      (0.98)%
Portfolio turnover                                          32%          32%          32%
Net assets at end
 of period (000)                                       $373,092     $295,025      $12,519

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.


                              Year ended October 31
                      ----------------------------------
                                      1997
                       Class A      Class B    Class C (a)
                      ----------   ----------  ---------

                       $ 18.040     $ 17.840   $ 19.860
                      ----------   ----------  ---------

                         (0.002)      (0.135)    (0.053)

                          4.575        4.498      0.603  (c)
                      ----------   ----------  ---------

                          4.573        4.363      0.550
                      ----------   ----------  ---------

                         (2.183)      (2.183)      --
                      ----------   ----------  ---------

                       $ 20.430     $ 20.020   $ 20.410
                      ==========   ==========  =========
                         28.29%       27.33%      2.77%  (e)
                      ==========   ==========  =========


                          1.03%        1.78%      1.81%  (g)
                        (0.01)%      (0.76)%     1.05)%  (g)
                            63%          63%        63%

                       $340,479     $192,161      $ 558

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            Year ended October 31
                                                ---------------------------------------------------------------------------
                                                          1996                         1995                    1994
                                                 Class A        Class B       Class A      Class B    Class A      Class B
Net asset value -
   Beginning of period                          $ 16.140        $ 16.040     $ 14.020      $13.940    $ 15.240    $ 15.180
                                                ---------     -----------    ---------    ---------  ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
   (loss) (a)                                      0.043          (0.081)       0.174        0.065       0.096      (0.008)
Net realized and
  unrealized gain                                  3.162           3.129        3.326        3.317       0.275       0.288
                                                ---------     -----------    ---------    ---------  ----------   ---------
   Total from Investment
      Operations                                   3.205           3.048        3.500        3.382       0.371       0.280
                                                ---------     -----------    ---------    ---------  ----------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                        (0.042)         (0.005)      (0.165)      (0.067)     (0.071)      ---
In excess of net
    investment income                             (0.023)         (0.003)       ---          ---         ---         ---
From net realized gains                           (1.240)         (1.240)      (1.215)      (1.215)     (1.520)     (1.520)
                                                ---------     -----------    ---------    ---------  ----------   ---------
Total Distributions
 Declared to Shareholders                         (1.305)         (1.248)      (1.380)      (1.282)     (1.591)     (1.520)
                                                ---------     -----------    ---------    ---------  ----------   ---------
Net asset value -
   End of period                                $ 18.040        $ 17.840     $ 16.140      $16.040    $ 14.020    $ 13.940
                                                =========     ===========    =========    =========  ==========   =========
Total return (b)                                  21.28%          20.31%       28.44%       27.50%       2.78%       2.12%
                                                =========     ===========    =========    =========  ==========   =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.17% (c)       1.92% (c)    1.12%         1.90%      1.22%       1.97%
Net investment income (loss)                       0.25% (c)     (0.50)% (c)    1.24%         0.46%      0.69%     (0.06)%
Portfolio turnover                                  100%            100%          92%           92%       121%        121%
Net assets at end
 of period (000)                                $255,911        $128,283     $194,393      $75,283    $128,283    $ 53,218

(a) Per share data was calculated using the average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Select Value Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Select Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Funds Distributor, Inc. Performance Update.


* EFFECTIVE OCTOBER 1, 1998, COLONIAL INVESTORS SERVICE CENTER, INC. -- THE TRANSFER AGENT FOR COLONIAL, CRABBE HUSON, NEWPORT AND STEIN ROE ADVISOR FUNDS -- CHANGED ITS NAME TO LIBERTY FUNDS SERVICES, INC.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[LIBERTY LOGO]
Liberty
COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. (copyright)1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
visit us at www.libertyfunds.com                   SV-03/113H-0499 (6/99) 99/704